Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Taxes
NOTE 15 - INCOME TAXES
The components of income tax provision included in the Consolidated Statements of Income/(Loss) were as follows:

(Dollars in millions)	Year ended December 31
Current income tax expense/(benefit):	2011	2010	2009
Federal	($4)	$—	($7)
State	—	(14)	3
Total	($4)	($14)	($4)
Deferred income tax expense/(benefit):
Federal	$81	($177)	($798)
State	2	6	(96)
Total	83	(171)	(894)
Total income tax expense/(benefit)	$79	($185)	($898)

The income tax provision does not reflect the tax effects of unrealized gains and losses and other income and expenses recorded in AOCI. For additional information on AOCI, see Note 22, “Accumulated Other Comprehensive Income.”

A reconciliation of the expected income tax expense/(benefit) at the statutory federal income tax rate of 35% to the Company’s actual provision for income taxes and the effective tax rate is as follows:

	Year ended December 31
	2011		2010		2009
(Dollars in millions)	Amount	Percent of Pre-Tax Income	Amount	Percent of Pre-Tax Income [1]	Amount	Percent of Pre-Tax Income
Income tax expense/(benefit) at federal statutory rate	$254	35.0%	$1	35.0%	($861)	(35.0)%
Increase (decrease) resulting from:
Tax-exempt interest	(72)	(9.9)	(74)	NM	(79)	(3.2)
Dividends received deduction	(14)	(1.9)	(13)	NM	(12)	(0.5)
Income tax credits, net	(88)	(12.1)	(88)	NM	(80)	(3.2)
State income taxes, net	2	0.2	12	NM	(48)	(2.0)
Completion of audit examinations by taxing authorities	—	—	(20)	NM	(55)	(2.2)
Goodwill impairment	—	—	—	—	237	9.6
Other	(3)	(0.4)	(3)	NM	—	—
Total income tax expense/(benefit) and rate	$79	10.9%	($185)	NM	($898)	(36.5)%
[1] "NM" - Calculated percentage was not considered to be meaningful

Deferred income tax assets and liabilities result from differences between the timing of the recognition of assets and liabilities for financial reporting purposes and for income tax return purposes. These assets and liabilities are measured using the enacted tax rates and laws that are currently in effect. The net deferred income tax liability is recorded in other liabilities in the Consolidated Balance Sheets. The significant components of the DTAs and DTLs as of December 31 were as follows:

(Dollars in millions)	2011	2010
DTAs:
Allowance for loan and lease losses	$906	$1,092
Accrued expenses	509	378
State NOL and other carryforwards (net of federal benefit)	197	182
Federal NOL	—	24
Federal credits and other carryforwards	266	256
Other	175	276
Total gross DTAs	2,053	2,208
Valuation allowance	(65)	(50)
Total DTAs	$1,988	$2,158
DTLs:
Net unrealized gains in AOCI	$995	$915
Leasing	728	701
Compensation and employee benefits	100	88
MSRs	613	610
Loans	47	135
Goodwill and intangible assets	121	97
Fixed assets	177	148
Other	95	113
Total DTLs	$2,876	$2,807
Net DTL	($888)	($649)

The DTAs include a federal NOL and other federal carryforwards of $266 million and $280 million as of December 31, 2011 and 2010, respectively, the majority of which will expire, if not utilized, by 2031. The DTAs also include state NOLs and other state carryforwards of $197 million and $182 million as of December 31, 2011 and 2010, respectively. The state carryforwards will expire, if not utilized, in varying amounts from 2012 to 2031. At December 31, 2011 and 2010, the Company recorded a valuation allowance against its state carryforwards and certain state DTAs of $65 million and $50 million, respectively. The Company determined that a valuation allowance is not required for the federal and the remaining state DTAs because it is more likely than not these assets will be realized against future taxable income.
As of December 31, 2011 and 2010, the Company’s liability for UTBs, excluding interest and penalties, was $133 million and $132 million, respectively. The amount of UTBs that, if recognized, would affect the Company's effective tax rate was $90 million at December 31, 2011. Additionally, the Company had a liability of $21 million for interest related to its UTBs at December 31, 2011 and 2010. Interest income recognized related to UTBs was less than $1 million and approximately $10 million for the years ended December 31, 2011 and 2010, respectively. Interest related to UTBs is recorded as a component of the income tax provision. The Company continually evaluates the UTBs associated with its uncertain tax positions. It is reasonably possible that the liability for UTBs could decrease during the next 12 months by up to $40 million due to completion of tax authority examinations and the expiration of statutes of limitations.

The Company files consolidated and separate income tax returns in the U.S. federal jurisdiction and in various state jurisdictions. The Company's federal income tax returns are no longer subject to examination by the IRS for taxable years prior to 2006. The IRS audit of the 2006 federal income tax return is closed, but the return is still subject to examination to the extent of carryback claims. The Company's 2007 through 2009 federal income tax returns are currently under examination by the IRS. With limited exceptions, the Company is no longer subject to examination by state and local taxing authorities for taxable years prior to 2006.

The following table provides a rollforward of the Company's federal and state UTBs for the year ended December 31:

	2011	2010
(Dollars in millions)
Balance at January 1	$132	$188
Increases in UTBs related to prior years	12	26
Decreases in UTBs related to prior years	(12)	(11)
Increases in UTBs related to the current year	8	4
Decreases in UTBs related to settlements	(1)	(57)
Decreases in UTBs related to lapse of the applicable statutes of limitations	(6)	(18)
Balance at December 31	$133	$132